                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)      JUNE 27, 2008
                                                         ----------------------


                              I/OMAGIC CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                     0-27267                 33-0773180
---------------------------- -------------------------  ---------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

        4 MARCONI, IRVINE, CALIFORNIA                         92618
--------------------------------------------------------------------------------
  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (949) 707-4800
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 11, 2008, I/OMagic Corporation (referred to as "we," "us" or similar terms unless the context otherwise requires) filed a Form 8-K for July 7, 2008 (the "Initial Form 8-K") reporting the dismissal of Swenson Advisors, LLP ("Swenson"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements. The Initial Form 8-K inadvertently identified a dismissal date of July 7, 2008; however, although we provided formal notice of dismissal to Swenson on July 7, 2008, our Audit Committee first approved the dismissal of Swenson on June 27, 2008 and subsequently executed written resolutions concerning the dismissal effective as of July 1, 2008. In addition, the Initial Form 8-K reported the engagement of Simon & Edward, LLP ("Simon & Edward") as our new independent registered public accounting firm on July 7, 2008; however, although we intended to engage Simon & Edward on July 7, 2008--the same day we formally notified Swenson of its dismissal--our Audit Committee first approved the engagement of Simon & Edward on June 27, 2008 but at that time we had not formally engaged Simon & Edward through the execution of an engagement letter. We formally engaged Simon & Edward through the execution of an engagement letter on July 21, 2008. Accordingly, we hereby amend and restate the Initial Form 8-K, as follows:

(a) On June 27, 2008, we dismissed Swenson, the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, and on July 7, 2008, we formally notified Swenson of its dismissal.

         Our decision to change our independent registered public accounting firm was approved by our Audit Committee. The reason for the change was to allow us to engage an alternative firm that we believe has adequate resources to provide us with the auditing and tax services we require on a more cost-effective basis.

         Except as to going concern qualifications, the audit reports of Swenson on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2006 and 2007 and the subsequent interim period through July 7, 2008, there were no disagreements with Swenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Swenson's satisfaction, would have caused Swenson to make reference to the subject matter of the disagreement in connection with its opinion.

         During the years ended December 31, 2006 and 2007 and the subsequent interim period through July 7, 2008, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended ("Securities Act"), except as described below:

         1.       FOR THE YEAR ENDED DECEMBER 31, 2006:
                  -------------------------------------

                  o We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded as of December 31, 2006 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses discussed immediately below.

                           A material weakness is defined by the Public Company Accounting Oversight Board's Audit Standard No. 2 as being a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements would not be prevented or detected. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected.

                           o In conjunction with preparing our Form 10-K for the period ended December 31, 2006, management reviewed, in the first quarter of 2007, our accounting methodologies relating to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products. As a result of this review, management concluded, in the first quarter of 2007, that our accounting methodologies were not in accordance with generally accepted accounting principles and that our consolidated financial statements for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, had been misstated. Based upon this conclusion, our Audit Committee and senior management decided, in the second quarter of 2007, to restate our consolidated financial statements as of and for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, to reflect the corrections in our accounting methodologies.

                                    Management evaluated, in the second quarter of 2007 and as of December 31, 2006, the impact of this restatement on our assessment of our disclosure controls and procedures and concluded, in the second quarter of 2007 and as of December 31, 2006, that the control deficiency that resulted in the incorrect accounting methodologies pertaining to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products, represented a material weakness.

                           o As a result of our restatement of prior periods' financial results, as discussed above, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2006. Management evaluated, in the second quarter of 2007 and as of December 31, 2006, the impact of our inability to timely file periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the second quarter of 2007 and as of December 31, 2006, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

         2.       FOR THE QUARTER ENDED MARCH 31, 2007:
                  -------------------------------------

                  o We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded as of March 31, 2007 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses discussed immediately below.

                           A material weakness is defined by the Public Company Accounting Oversight Board's Audit Standard No. 5 as being a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility of leading to a material misstatement that will not be prevented or detected on a timely basis. A significant deficiency, which is less severe than a material weakness yet merits attention of those responsible for the oversight of the company's financial reporting, is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is a reasonable possibility that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected.

                           o In conjunction with preparing our Form 10-K for the period ended December 31, 2006, management reviewed, in the first quarter of 2007, our accounting methodologies relating to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products. As a result of this review, management concluded, in the first quarter of 2007, that our accounting methodologies were not in accordance with generally accepted accounting principles and that our consolidated financial statements for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, had been misstated. Based upon this conclusion, our Audit Committee and senior management decided, in the second quarter of 2007, to restate our consolidated financial statements as of and for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, to reflect the corrections in our accounting methodologies.

                                    Management evaluated, in the second quarter of 2007 and as of March 31, 2007, the impact of this restatement on our assessment of our disclosure controls and procedures and concluded, in the second quarter of 2007 and as of March 31, 2007, that the control deficiency that resulted in the incorrect accounting methodologies pertaining to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products, represented a material weakness.

                           o As a result of our restatement of prior periods' financial results, as discussed above, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2006. Management evaluated, in the second quarter of 2007 and as of March 31, 2007, the impact of our inability to timely file periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the second quarter of 2007 and as of March 31, 2007, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

                           o We did not adequately segregate the duties of different personnel within our accounting group. Activities that were not adequately segregated included the processing and review of product rebate submissions and the issuing of checks for product rebate payments. Partly as a result of our inadequate segregation of duties, we believe that an ex-employee was able to embezzle, through repeated issuances of product rebate checks in the name of the ex-employee's spouse, the total approximate amount of $40,000 over the course of a 5-year period. Management evaluated, in the third quarter of 2007 and as of March 31, 2007, the impact of our inadequate segregation of duties on our assessment of our disclosure controls and procedures and concluded, in the third quarter of 2007 and as of March 31, 2007, that, although immaterial from a financial perspective, the control deficiency that resulted in our inadequate segregation of duties represented a material weakness.

         3.       FOR THE QUARTER ENDED JUNE 30, 2007:
                  ------------------------------------

                  o We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded as of June 30, 2007 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses discussed immediately below.

                           A material weakness is defined by the Public Company Accounting Oversight Board's Audit Standard No. 5 as being a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility of leading to a material misstatement that will not be prevented or detected on a timely basis. A significant deficiency, which is less severe than a material weakness yet merits attention of those responsible for the oversight of the company's financial reporting, is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is a reasonable possibility that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected.

                           o In conjunction with preparing our Form 10-K for the period ended December 31, 2006, management reviewed, in the first quarter of 2007, our accounting methodologies relating to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products. As a result of this review, management concluded, in the first quarter of 2007, that our accounting methodologies were not in accordance with generally accepted accounting principles and that our consolidated financial statements for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, had been misstated. Based upon this conclusion, our Audit Committee and senior management decided, in the second quarter of 2007, to restate our consolidated financial statements as of and for the years ended December 31, 2005, 2004, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2005, 2004 and 2003, and through the nine months ended September 30, 2006, to reflect the corrections in our accounting methodologies.

                                    Management evaluated, in the second quarter of 2007 and as of June 30, 2007, the impact of this restatement on our assessment of our disclosure controls and procedures and concluded that the control deficiency that resulted in the incorrect accounting methodologies pertaining to (a) our accounting for reserves for sales incentives, and (b) our accounting for direct labor and production expenses related to production and handling of our products, represented a material weakness.

                           o As a result of our restatement of prior periods' financial results, as discussed above, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2006. Management evaluated, in the second quarter of 2007 and as of June 30, 2007, the impact of our inability to timely file periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the second quarter of 2007 and as of June 30, 2007, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

                           o We did not adequately segregate the duties of different personnel within our accounting group. Activities that were not adequately segregated included the processing and review of product rebate submissions and the issuing of checks for product rebate payments. Partly as a result of our inadequate segregation of duties, we believe that an ex-employee was able to embezzle, through repeated issuances of product rebate checks in the name of the ex-employee's spouse, approximately $40,000 over the course of a 5-year period. Management evaluated, in the third quarter of 2007 and as of June 30, 2007, the impact of our inadequate segregation of duties on our assessment of our disclosure controls and procedures and concluded, in the third quarter of 2007 and as of June 30, 2007, that, although immaterial from a financial perspective, the control deficiency that resulted in our inadequate segregation of duties represented a material weakness.

         4.       FOR THE QUARTER ENDED SEPTEMBER 30, 2007:
                  -----------------------------------------

                  o We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded as of September 30, 2007 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weakness discussed immediately below.

                           A material weakness is defined by the Public Company Accounting Oversight Board's Audit Standard No. 5 as being a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility of leading to a material misstatement that will not be prevented or detected on a timely basis. A significant deficiency, which is less severe than a material weakness yet merits attention of those responsible for the oversight of the company's financial reporting, is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is a reasonable possibility that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected.

                           o Management has identified the following material weakness which caused management to conclude that, as of September 30, 2007, our disclosure controls and procedures were not effective at the reasonable assurance level: as a result of our restatement of prior periods' financial results, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2006 and our Form 10-Q for the quarter ended March 31, 2007. We were, however, able to timely file our Form 10-Q for the quarter ended June 30, 2007. Management evaluated, in the fourth quarter of 2007 and as of September 30, 2007, the impact of our inability to timely file those periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the fourth quarter of 2007 and as of September 30, 2007, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

         On July 23, 2008, we provided Swenson with a copy of the disclosures we are making herein in response to Item 304(a) of Regulation S-K under the Securities Act. We requested that Swenson furnish us with a letter addressed to the Securities and Exchange Commission stating whether Swenson agrees with the statements we made in response to Item 304(a) of Regulation S-K under the Securities Act and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16.1 is Swenson's letter dated July 29, 2008.

(b) On June 27, 2008, we approved the appointment of Simon & Edward as our new independent registered public accounting firm, and on July 21, 2008, we formally engaged Simon & Edward through the execution of an engagement letter. We have not consulted with Simon & Edward in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------
                  Not applicable.

         (b)      Pro forma financial information.
                  --------------------------------

                  Not applicable.

         (c)      Shell company transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
                  --------

                  16.1 Letter dated July 29, 2008 from Swenson Advisors, LLP regarding change in independent registered public accounting firm

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2008                               I/OMAGIC CORPORATION



                                                   By: /S/ THOMAS L. GRUBER
                                                      --------------------------
                                                        Thomas L. Gruber
                                                        Chief Financial Officer

                         EXHIBIT FILED WITH THIS REPORT

NUMBER            DESCRIPTION
------            -----------

16.1 Letter dated July 29, 2008 from Swenson Advisors, LLP regarding change in independent registered public accounting firm